UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

WaterBridge Infrastructure LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-42850 (Commission File Number)	33-4546086 (IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200
Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230‑8864

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	WBI	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2025, WaterBridge Infrastructure LLC, a Delaware limited liability company (the “Company”) closed its initial public offering (the “Offering”) of Class A shares representing limited liability company interests in the Company (the “Class A shares”).

Following the closing of the Offering, on September 19, 2025, the Company consummated certain consolidation transactions, including the merger of WaterBridge NDB Operating LLC, a Delaware limited liability company (the “Predecessor Borrower”) and NDB Intermediate Holdings, LLC, a Delaware limited liability company, with and into WaterBridge Midstream Operating LLC, a Delaware limited liability company (the “Successor Borrower” or “SDB Borrower”), with the Successor Borrower surviving such merger pursuant to that certain Agreement and Plan of Merger, dated as of September 19, 2025.

Third Amendment to NDB Revolving Credit Facility

On September 19, 2025 (the “Effective Date”), the Successor Borrower (as successor by merger to the Predecessor Borrower), entered into Amendment No. 3 to Revolving Credit Agreement, together with certain other parties thereto, the lenders and issuing banks party thereto and Truist Bank, as administrative agent and collateral agent (the “NDB Amendment”), which amends that certain Revolving Credit Agreement, dated as of June 8, 2022 (as amended, supplemented or otherwise modified, the “Existing NDB Revolving Credit Agreement” and the Existing NDB Revolving Credit Agreement, as amended by the NDB Amendment, the “NDB Revolving Credit Agreement”), by and among the Predecessor Borrower, the lenders and issuing banks party thereto as of the Effective Date, the administrative agent and the collateral agent.

The NDB Amendment, among other things, (a) authorized the Successor Borrower to assume, among other things, the obligations of the Predecessor Borrower under the NDB Revolving Credit Facility and be bound by all of the terms and provisions of the NDB Revolving Credit Facility (collectively, the “SDB Borrower Assumption”), (b) provides an unsecured guarantee from the Company and WBI Operating LLC, a Delaware limited liability company (“OpCo”), (c) secures the obligations under the NDB Revolving Credit Facility by a first-priority lien on substantially all of the assets of the Company’s subsidiaries (other than OpCo) and (d) required that the lenders party thereto to (A) consent to the WBR Specified Transaction and the SDB Borrower Assumption (each as defined in the NDB Amendment), (B) permit the assumption and incurrence of the term loan obligations outstanding under the SDB Term Loan Credit Agreement (as defined in the NDB Amendment) in an aggregate outstanding principal amount not to exceed 1,150 million, (C) permit the assumption and incurrence of the revolving commitments and loans outstanding under the SDB Revolving Credit Agreement (as defined in the NDB Amendment) in an aggregate outstanding principal amount not to exceed $100 million, (D) consent to (i) the assumption of the collateral agency role by the SDB Collateral Agent (as defined in the NDB Amendment) and (ii) the amendment, restatement, substitution and/or replacement of the Collateral Documents (as defined in the NDB Amendment) in effect prior to the Effective Date as set forth therein and (E) consent to the other amendments and transactions to be effected pursuant to the NDB Amendment.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the NDB Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8‑K (this “Report”) and incorporated in this Item 1.01 by reference.

First Amendment to SDB Revolving Credit Facility

On the Effective Date, the SDB Borrower entered into Amendment No. 1 to Amended and Restated Revolving Credit Agreement, together with certain other parties thereto, the lenders and issuing banks party thereto and Truist Bank, as administrative agent and collateral agent (the “SDB Amendment”), which amends that certain Amended and Restated Revolving Credit Agreement, dated as of June 27, 2024 (as amended, supplemented or otherwise modified, the “Existing SDB Revolving Credit Agreement” and the Existing SDB Revolving Credit Agreement, as amended by the SDB Amendment, the “SDB Revolving Credit Agreement”), by and among the SDB Borrower, the lenders and issuing banks party thereto as of the Effective Date, the administrative agent and the collateral agent.

The SDB Amendment, among other things, (a) provides an unsecured guarantee from the Company and OpCo and (b) required that the lenders party thereto (i) consent to the WBR Specified Transaction (as defined in the SDB

Amendment) and the SDB Borrower Assumption, (ii) in connection with the SDB Borrower Assumption, permit the assumption and incurrence of the term loan obligations under the NDB Term Loan Credit Agreement (as defined in the SDB Amendment) in an aggregate outstanding principal amount not to exceed $575 million, (iii) in connection with the SDB Borrower Assumption, permit the assumption and incurrence of the revolving commitments and loans outstanding under the NDB Revolving Credit Agreement in an aggregate outstanding principal amount not to exceed $100 million, (iv) in connection with the WBR Specified Transaction, consent to the designation of the indebtedness under the SDB Revolving Credit Agreement, certain hedging obligations and certain cash management obligations from “First-Out Debt” to “First Lien Debt” under the Collateral Agency Agreement (as defined in the SDB Amendment) and (v) the other amendments and transactions to be effected pursuant to SDB Amendment.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the SDB Amendment, which is attached as Exhibit 10.2 to this Report and incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

WaterBridge Infrastructure LLC Long Term Incentive Plan Awards and Transaction Bonuses

In connection with the Offering, the Company adopted the WaterBridge Infrastructure LLC Long Term Incentive Plan (the “LTIP”). On September 18, 2025, the Company’s board of directors (the “Board”) approved (a) the form of WaterBridge Infrastructure LLC Restricted Share Unit Award Agreement (the “RSU Agreement”) and (b) grants of equity-based compensation awards to certain employees, including the Company’s named executive officers, pursuant to the LTIP, with such grants effective as of September 18, 2025 (the “Grant Date”).

RSU Agreements

Under each RSU Agreement, the Company’s named executive officers received a number of restricted share units (“RSUs”) as set forth below, which vest and become exercisable in three (3) equal installments starting on September 18, 2025, so long as the participant remains continuously employed by or providing services to the Company or an affiliate, as applicable, through each such vesting date.

The named executive officers (“NEOs”) that received RSU grants on September 18, 2025 are identified below, along with the number of RSUs granted to each of them.

2025 NEO RSU Recipients

RSU Recipient	Number of RSUs
Jason Long (Chief Executive Officer and Director)	137,500
Michael Reitz (President and Chief Operating Officer)	95,000
Scott L. McNeely (Chief Financial Officer)	75,000
Harrison Bolling (Executive Vice President, General Counsel)	70,000

The foregoing description of the RSU Agreement for grants of RSU awards pursuant to the LTIP is not complete and is qualified in its entirety by reference to the RSU Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1#

Third Amendment to Credit Agreement, dated as of September 19, 2025, by and among WaterBridge Midstream Operating LLC (formerly WaterBridge NDB Operating LLC), as borrower, the lenders party thereto, and Truist Bank, as administrative agent.

10.2#

First Amendment to Credit Agreement, dated as of September 19, 2025, by and among WaterBridge Midstream Operating LLC, as borrower, Truist Bank, as administrative agent and collateral agent, and the other lenders party thereto from time to time.

10.3†	Form of Restricted Share Unit Award Agreement.

# Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S‑K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC on request.

† Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERBRIDGE INFRASTRUCTURE LLC

By:	/s/ Scott L. McNeely
Name: Scott L. McNeely
Title: Executive Vice President, Chief Financial Officer

Date: September 24, 2025